SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2019

Waste Management, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12154	73-1309529
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Fannin, Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone number, including area code: (713) 512-6200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On April 14, 2019, Waste Management, Inc. (the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Everglades Merger Sub Inc., a Delaware corporation and a wholly-owned indirect subsidiary of the Company (“Merger Sub”), and Advanced Disposal Services, Inc., a Delaware corporation (“Advanced Disposal”).

The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Advanced Disposal (the “Merger” and collectively with the other transactions contemplated by the Merger Agreement, the “Transactions”), with Advanced Disposal continuing as the surviving corporation and as a wholly-owned indirect subsidiary of the Company.

At the effective time of the Merger (the “Effective Time”), each share of Advanced Disposal common stock, par value $0.01 per share (“Advanced Disposal Common Stock”), issued and outstanding immediately prior to the effective time (other than shares (i) owned by the Company, Merger Sub or Advanced Disposal or any of their respective subsidiaries or (ii) for which appraisal rights have been demanded properly in accordance with Section 262 of the General Corporation Law of the State of Delaware) will be converted into the right to receive $33.15 per share in cash, without interest (the “Per Share Merger Consideration”).

At the Effective Time, each vested and unvested option of Advanced Disposal Common Stock with a per share exercise price less than the Per Share Merger Consideration that is outstanding at the Effective Time will convert into the right to receive a cash amount equal to the product of (i) the number of shares of Advanced Disposal Common Stock subject to the option multiplied by (ii) the excess of the Per Share Merger Consideration over the per-share exercise price of such option, net of taxes.  At the Effective Time, each performance share unit award outstanding as of immediately prior to the Effective Time will convert into the right to receive a cash payment equal to the product of (i) the number of shares of Advanced Disposal Common Stock equal to the greater of (x) the target number of shares of Advanced Disposal Common Stock with respect to such performance share unit award and (y) the number of shares of Advanced Disposal Common Stock that would be considered earned under the terms of such performance share unit award based on the most recent fiscal year-end results of Advanced Disposal preceding the fiscal year during which the Effective Time occurs multiplied by (ii) the Per Share Merger Consideration, net of taxes.

At the Effective Time, each restricted share unit award and restricted share award outstanding immediately prior to the Effective Time will convert into the right to receive a cash payment equal to the product of (i) the number of shares of Advanced Disposal Common Stock subject to such restricted share unit award or restricted share award multiplied by (ii) the Per Share Merger Consideration, net of taxes.

The Board of Directors of Advanced Disposal (the “Advanced Disposal Board”) has unanimously (i) determined that the Merger Agreement and the Transactions are fair to, and in the best interests of, Advanced Disposal and its stockholders, (ii) approved and declared advisable the Merger Agreement and the Transactions, including the Merger (iii) approved the execution, delivery and performance by Advanced Disposal of the Merger Agreement and the consummation of the Transactions, including the Merger, upon the terms and subject to the conditions set forth in the Merger Agreement, (iv) recommended the adoption of the Merger Agreement by the stockholders of Advanced Disposal, and (v) directed that the adoption of the Merger Agreement be submitted to a vote of Advanced Disposal’s stockholders.

The consummation of the Merger (the “Closing”) is subject to certain conditions, including (i) the affirmative vote of the holders of a majority of the outstanding shares of Advanced Disposal Common Stock (the “Stockholder Approval”), (ii) the expiration or termination of any waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the rules and regulations promulgated thereunder, and (iii) the absence of any law or order restraining, enjoining or otherwise prohibiting the Merger.  Each of the Company’s,

Merger Sub’s, and Advanced Disposal’s obligation to consummate the Merger is also subject to additional customary conditions, including (x) subject to specific standards, the accuracy of the representations and warranties of each other party, (y) performance in all material respects by each other party of its obligations under the Merger Agreement, and (z) with respect to the Company’s and Merger Sub’s obligations to consummate the Merger, the absence of a Material Adverse Effect (as defined in the Merger Agreement).

Advanced Disposal has made customary representations and warranties in the Merger Agreement and has agreed to customary covenants regarding the operation of the business of Advanced Disposal and its subsidiaries prior to the earlier of the Closing or the date that the Merger Agreement is terminated in accordance with its terms.  The Company is required to (i) take all actions to consummate the Merger, including using its reasonable best efforts to obtain antitrust approval and (ii) specifically commit to divest or sell assets and take other actions in connection with using its reasonable best efforts to obtain antitrust approval, up to certain limits specified in the Merger Agreement. Advanced Disposal is required to cooperate with the Company in connection with the Company’s efforts to obtain antitrust approval.

The Merger Agreement also includes customary termination provisions for both Advanced Disposal and the Company and provides that, in connection with the termination of the Merger Agreement, under specified circumstances, Advanced Disposal will be required to pay the Company a termination fee of $100,000,000, including (i) if Advanced Disposal enters into an acquisition agreement with respect to a superior proposal prior to obtaining the Stockholder Approval; and (ii) the Advanced Disposal Board changes its recommendation or takes similar actions prior to the meeting of the stockholders of Advanced Disposal. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, Advanced Disposal will be required to pay to the Company up to $15,000,000 for expenses incurred by the Company (with such payment credited to any termination fee subsequently paid by Advanced Disposal).

The Merger Agreement also provides that the Company will be required to pay to Advanced Disposal a termination fee of $150,000,000 under certain circumstances specified in the Merger Agreement if the Merger Agreement is terminated because (i) of the issuance of a nonappealable court order or legal restraint prohibiting the transaction for antitrust reasons or (ii) the transactions have not been consummated by a certain outside date, and at such time, antitrust approval for the transaction has not been obtained but the other conditions to Closing have been satisfied.

The above description of the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference. It is not intended to provide any factual information about the Company, Advanced Disposal or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement, which were made only for purposes of that agreement and as of specified dates. The representations, warranties and covenants in the Merger Agreement were made solely for the benefit of the parties to the Merger Agreement; are subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules; may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and are subject to standards of materiality applicable to the contracting parties that may differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Advanced Disposal or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Voting Agreement

In addition to, and concurrently with the execution of the Merger Agreement, on April 14, 2019, Canada Pension Plan Investment Board (the “Key Stockholder”) representing approximately 19% of the outstanding Advanced Disposal Common Stock entered into a Voting and Support Agreement (the “Voting Agreement”) with the Company, pursuant to which, among other things, and subject to the terms and conditions set forth therein, the Key Stockholder agreed to vote its shares of Advanced Disposal Common Stock in favor of the adoption of the Merger Agreement and against any alternative proposal.  The Voting Agreement automatically terminates upon the earliest to occur of (i) the Expiration Time (defined in the Voting Agreement as the earlier to occur of (x) the Effective Time and (y) such date and time as the Merger Agreement has been validly terminated in accordance with its terms) and (ii) the election of the Key Stockholder in its sole discretion to terminate the Voting Agreement promptly following any amendment of any term in the original Merger Agreement that reduces or changes the form of consideration payable under the Merger Agreement.

The above description of the Voting Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Voting Agreement, a copy of which is filed as Exhibit 2.2 to this report and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

Press Release

On April 15, 2019, the Company and Advanced Disposal issued a joint press release announcing entry into the Merger Agreement.  A copy of the press release is attached hereto as Exhibit 99.1.

The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be incorporated by reference into any filing of the registrant, whether made before, on or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.  The information contained in Item 7.01 of this report, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Index

Exhibit Number	Description

2.1

Agreement and Plan of Merger dated April 14, 2019 (pursuant to Item 601(b)(2) of Regulation S-K, exhibits and schedules to the Agreement and Plan of Merger have been omitted and will be supplementally provided to the SEC upon request).

2.2	Voting Agreement dated April 14, 2019.

99.1	Press Release dated April 15, 2019.

Cautionary Note Regarding Forward-Looking Statements

This filing contains forward-looking statements about the Company, Advanced Disposal and the proposed acquisition, including but not limited to all statements about the timing and approvals of the proposed acquisition; ability to consummate and finance the acquisition; integration of the acquisition; future operations; future capital allocation; future business and financial performance of the Company and Advanced Disposal and the ability to achieve full year financial guidance; future leverage ratio; and all outcomes of the proposed acquisition, including synergies, cost savings, and impact on earnings, cash flow and margin, return on capital, strength of the balance sheet and credit ratings, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “expect,” “likely,” “outlook,” “forecast,” “preliminary,” “would,” “could,” “should,” “can,” “will,” “project,” “intend,” “plan,” “goal,” “guidance,” “target,” “continue,” “sustain, “ “synergy,” “on track,” “believe,” “seek,” “estimate,” “anticipate,” “may,” “possible,” “assume,” and variations of such words and similar expressions are intended to identify such forward-looking statements. You should view these statements with caution and should not place undue reliance on such statements. They are based on the facts and circumstances known to the Company and Advanced Disposal (as the case may be) as of the date the statements are made. These forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those set forth in such forward-looking statements, including but not limited to, general economic and capital markets conditions; inability to obtain required regulatory or government approvals or to obtain such approvals on satisfactory conditions; inability to obtain stockholder approval or satisfy other closing conditions; inability to obtain financing; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement; legal proceedings that may be instituted related to the proposed acquisition; unexpected costs, charges or expenses; failure to successfully integrate the acquisition, realize anticipated synergies or obtain the results anticipated; and other risks and uncertainties described in the Company’s and Advanced Disposal’s filings with the SEC, including Part I, Item 1A of each company’s most recently filed Annual Report on Form 10-K, which are incorporated herein by reference, and in other documents that the Company or Advanced Disposal file or furnish with the SEC. Except to the extent required by law, neither the Company nor Advanced Disposal assume any obligation to update any forward-looking statement, including financial estimates and forecasts, whether as a result of future events, circumstances or developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

WASTE MANAGEMENT, INC.

Date: April 15, 2019	By:	/s/ Charles C. Boettcher
Charles C. Boettcher
Senior Vice President and Chief Legal Officer